UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 4, 2021 (September 28, 2021)

Inspyr Therapeutics, Inc.

(Exact name of registrant as specified in Charter)

Delaware	000-55331	20-0438951
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2629 Townsgate Road, Suite 215

Westlake Village CA 91361

(Address of Principal Executive Offices)

818-661-6302

(Issuer Telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

Adoption of Agreement and Plan of Merger and Consummation of Reorganization

Inspyr Therapeutics, Inc,. a Delaware corporation (“Inspyr”), is implementing a holding company reorganization pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 28, 2021, among Inspyr, Rebus Holdings, Inc. a Delaware corporation (“Holding Company”), and Rebus Sub, Inc., a Delaware corporation and wholly-owned subsidiary of Holding Company (“Merger Sub”), which will result in the Holding Company becoming the direct parent company of Inspyr and replacing Inspyr as the public company trading on the OTC Markets (“OTC”) (the “Reorganization”).

Pursuant to the Merger Agreement, Merger Sub will merge with Inspyr pursuant to the filing of a certificate of merger (the “Certificate of Merger”), with Inspyr surviving as a direct, wholly-owned subsidiary of Holding Company (the “Merger”). At the effective time of the Merger (the “Effective Time”), subject to the approval of the Financial Industry Regulatory Authority or FINRA:

(i)	Each outstanding share of Inspyr common stock, par value $0.0001 per share (“Inspyr Common Stock”), will automatically be converted into one share of common stock, par value $0.0001 per share, of Holding Company (“Holding Company Common Stock”), having the same designation, rights, powers, and preferences, and qualifications, limitations, and restrictions as a share of Inspyr Common Stock immediately prior to the Reorganization;

(ii)	Each outstanding share of Inspyr Series A Convertible Preferred Stock, par value $0.0001 per share (“Inspyr Series A Stock”), will automatically be converted into one share of Series A Convertible Preferred Stock par value $0.0001 per share, of Holding Company (“Holding Company Series A Stock”), having the same designation, rights, powers, and preferences, and qualifications, limitations, and restrictions as a share of Inspyr Series A Stock immediately prior to the Reorganization;

(iii)	Each outstanding share of Inspyr Series B Convertible Preferred Stock, par value $0.0001 per share (“Inspyr Series B Stock”), will automatically be converted into one share of Series B Convertible Preferred Stock par value $0.0001 per share, of Holding Company (“Holding Company Series B Stock”), having the same designation, rights, powers, and preferences, and qualifications, limitations, and restrictions as a share of Inspyr Series B Stock immediately prior to the Reorganization;

(iv)	Each outstanding share of Inspyr Series C Convertible Preferred Stock, par value $0.0001 per share (“Inspyr Series C Stock”), will automatically be converted into one share of Series C Convertible Preferred Stock par value $0.0001 per share, of Holding Company (“Holding Company Series C Stock”), having the same designation, rights, powers, and preferences, and qualifications, limitations, and restrictions as a share of Inspyr Series C Stock immediately prior to the Reorganization;

(v)	Each outstanding share of Inspyr Series D Convertible Preferred Stock, par value $0.0001 per share (“Inspyr Series D Stock”), will automatically be converted into one share of Series D Convertible Preferred Stock par value $0.0001 per share, of Holding Company (“Holding Company Series D Stock”), having the same designation, rights, powers, and preferences, and qualifications, limitations, and restrictions as a share of Inspyr Series D Stock immediately prior to the Reorganization;

(vi)	Each outstanding share of Inspyr Series E Convertible Preferred Stock, par value $0.0001 per share (“Inspyr Series E Stock”), will automatically be converted into one share of Series E Convertible Preferred Stock par value $0.0001 per share, of Holding Company (“Holding Company Series E Stock”), having the same designation, rights, powers, and preferences, and qualifications, limitations, and restrictions as a share of Inspyr Series E Stock immediately prior to the Reorganization; and

(vii)	Each outstanding share of Inspyr Series F Convertible Preferred Stock, par value $0.0001 per share (“Inspyr Series F Stock”), will automatically be converted into one share of Series F Convertible Preferred Stock par value $0.0001 per share, of Holding Company (“Holding Company Series F Stock”), having the same designation, rights, powers, and preferences, and qualifications, limitations, and restrictions as a share of Inspyr Series F Stock immediately prior to the Reorganization.

Accordingly, upon consummation of the Reorganization (and the Reverse Stock Split as defined below), Inspyr stockholders will automatically became stockholders of Holding Company, on a one-for-one basis, with the same number and approximate ownership percentage of shares of the same class as they held in Inspyr immediately prior to the Effective Time. The Reorganization is intended to be a tax-free transaction for U.S. federal income tax purposes for Inspyr stockholders.

The Reorganization is being conducted pursuant to Section 251(g) of the General Corporation Law of the State of Delaware (the “DGCL”), which provides for the formation of a holding company without a vote of the stockholders of the constituent corporation. The conversion of stock will occur automatically without an exchange of stock certificates. In addition, at the Effective Time:

●	Each outstanding and unexpired option to purchase Inspyr Common Stock will automatically be converted into one share of Holding Company Common Stock;

●	Each outstanding warrant to purchase Inspyr Common Stock (“Inspyr Warrant”), whether or not vested, will automatically be converted into and become a warrant to purchase Holding Company Common Stock (“Holding Company Warrant”) and Holding Company will assume each Inspyr Warrant in accordance with the terms of each Inspyr Warrant, and such Holding Company Warrant will have the same number of shares, the same exercise price (subject to adjustments), the same restrictions on exercise, and any other provisions contained in the Inspyr Warrants; and

●	Each outstanding convertible debt instrument of Inspyr, including but not limited to, promissory notes or debentures that are convertible into Inspyr Common Stock (“Inspyr Convertible Notes”) will automatically be converted into, assumed, and become the convertible debt instruments of the Holding Company (“Holding Company Convertible Notes”).

As a result of the Reorganization, the Holding Company will become the successor issuer to Inspyr pursuant to Rule 12g-3(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and as a result, shares of Holding Company Common Stock are deemed registered under Section 12(g) of the Exchange Act as the common stock of the successor issuer.

Reverse Stock Split

As previously disclosed in the Definitive Proxy Statement filed by Inspyr on September 3, 2021, pursuant to a written consent, Inspyr’s shareholders approved a proposal authorizing the board of directors of Inspyr (“Board”) to effect a reverse stock split of the Company’s common stock, par value $0.0001 (the “Common Stock”).

On September 1, 2021, the Board approved a one-for-seventy-five (1-for-75) reverse stock split of the Inspyr Common Stock (“Reverse Stock Split”). In furtherance of the Reverse Stock Split, Inspyr has filed an amended and restated certificate of incorporation (“Amended and Restated Certificate of Incorporation”) with the Secretary of State of Delaware to effect the Reverse Stock Split effective as of 4:59 p.m. Eastern Time on October 5, 2021, but the trading post Reverse Stock Split will not occur until FINRA approval is received (“Reverse Split Effective Time”).

As a result, at the Reverse Split Effective Time (and just prior to the completion of the Reorganization, subject to FINRA approval of each), each of the holders of Inspyr Common Stock will receive one (1) new share of Inspyr Common Stock for every seventy-five (75) shares such shareholder held immediately prior to the Reverse Split Effective Time. The Reverse Stock Split will also affect the Company’s outstanding stock options, warrants and other exercisable or convertible instruments and will result in the shares underlying such instruments being reduced and the exercise price being increased proportionately to the Reverse Stock Split ratio. No fractional shares will be issued as a result of the Reverse Stock Split. Any fractional shares that would have otherwise resulted from the Reverse Stock Split will be rounded up to the next whole number of shares.

As a result of the Reverse Stock Split, the number of issued and outstanding shares of Common Stock will be adjusted from 718,202,289 (assuming no change in issued and outstanding until such date) shares to approximately 9,576,030 shares. Additionally, pursuant to the terms of their Certificates of Designation, each Series of Inspyr preferred stock will have the conversion price at which shares of such applicable preferred stock may be converted into shares of Inspyr Common Stock proportionately adjusted to reflect the Reverse Stock Split. Additionally, all outstanding options, warrants and convertible debt of Inspyr will be adjusted proportionately pursuant to the Reverse Stock Split.

Upon the completion of the Reorganization immediately after, each shareholder will have such number of shares of Holding Company Common Stock and Holding Company Preferred Stock as the shareholder would have held of Inspyr immediately following the Reverse Stock Split.

Post Reverse Stock Split and Reorganization Information

Following the completion of the (i) Reverse Stock Split and (ii) the Reorganization, the Holding Company Common Stock will begin trading on post Reverse Stock Split and post Reorganization basis on Pink Sheets of the OTC Markets Group upon completion and approval of the FINRA review and confirmation of a new trading symbol, which we expect to receive soon after the filing of this Current Report. We will announce the new trading symbol and CUSIP via press release prior to the date when such trading begins on a post Reverse Stock Split and Reorganization basis.

At the Effective Time, the officers and members of the Board of Inspyr will become the officers and members of the board of directors of the Holding Company.

Immediately after the consummation of the Reorganization, the Holding Company will have, on a consolidated basis, the same assets, businesses, and operations as Inspyr will have had immediately prior to the consummation of the Reorganization.

The foregoing does not purport to be a complete description of the Reverse Stock Split and the subsequent Reorganization and each are qualified in their entirety by reference to (i) the Amended and Restated Certificate of Incorporation effecting the Reverse Stock Split, (ii) the Merger Agreement, and (iii) the Certificate of Merger, a copy of each of which is filed as Exhibit 3.01(i), 2.01, and 3.02(i), respectively, to this Current Report on Form 8-K and each are incorporated by reference herein.

Item 3.03	Material Modification of Rights of Security Holders.

At the Effective Time of the Merger, each share of capital stock of Inspyr issued and outstanding immediately prior to the Effective Time will automatically convert into a share of the same class or series designation of the Holding Company, having the same designations, rights, powers, and preferences and the qualifications, limitations, and restrictions as such applicable share of Inspyr capital stock immediately prior to the Effective Time.

The information set forth in Item 1.01 under the heading “Adoption of Agreement and Plan of Merger and Consummation of Reorganization” and in Item 5.03 is hereby incorporated by reference in this Item 3.03.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in Item 1.01 under the heading “Post Reverse Stock Split and Reorganization Information” is hereby incorporated by reference in this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in Item 1.01 above under the heading “Reverse Stock Split”, Inspyr filed the Amended and Restated Certificate of Incorporation effecting the Reverse Stock Split.

Upon consummation of the Reorganization, the Amended and Restated Certificate of Incorporation of Inspyr will be amended and restated through the Certificate of Merger to (i) decrease the authorized number of shares of Inspyr Common Stock from one billion thirty million (1,030,000,000) shares to one thousand (1,000) shares; (ii) remove the authorized number of shares of Preferred Stock; (iii) add a provision, which is required by Section 251(g) of the DGCL, that provides that any act or transaction by or involving Inspyr, other than the election or removal of directors, that requires for its adoption under the DGCL or the Amended and Restated Certificate of Incorporation, the approval of the stockholders of Inspyr shall require the approval of the stockholders of the Holding Company by the same vote as is required by the DGCL and/or the Amended and Restated Certificate of Incorporation; and (iv) add and remove provisions as appropriate for a wholly-owned subsidiary.

In addition, the Amended and Restated Bylaws of Inspyr, dated January 6, 2010, were amended and restated (as amended and restated, the “Inspyr Bylaws”) to add and remove provisions as appropriate for a wholly-owned subsidiary.

The foregoing descriptions of the (i) Amended and Restated Certificate of Incorporation, (ii) amendment to the Amended and Restated Certificate of Incorporation as contained in the Certificate of Merger, and (iii) Inspyr Bylaws do not purport to be complete and are qualified in their entirety by reference to the Certificate of Merger and the Bylaws, copies of which are filed as Exhibit 3.01(i), Exhibit 3.02(i), and Exhibit 3.03(ii) respectively, to this Current Report on Form 8-K and incorporated by reference herein.

Forward-Looking Statements.

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 of and Section 21E of the Exchange Act. Forward-looking statements can be identified by words such as “anticipates,” “intends,” “plans,” “seeks,” “believes,” “continues,” “could,” “estimates,” “expects,” “guidance,” “may,” “might,” “outlook,” “possibly,” “potential,” “projects,” “prospects,” “should,” “will,” “would,” and similar references to future periods, but the absence of these words does not mean that a statement is not forward-looking. These statements include risks inherent in the development and commercialization of potential products, uncertainty of clinical trial results or regulatory approvals or clearances, need for future capital, dependence upon collaborators and maintenance of our intellectual property rights. Actual results may differ materially from the results anticipated in these forward-looking statements. While forward-looking statements are based on assumptions and analyses made by us that we believe to be reasonable under the circumstances, whether actual results and developments will meet our expectations and predictions depend on a number of risks and uncertainties which could cause our actual results, performance, and financial condition to differ materially from our expectations. See “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and in our quarterly reports on Form 10-Q filed with the Commission for a discussion of risk factors that affect our business. Any forward-looking statement made by Inspyr in this Current Report on Form 8-K speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. Inspyr undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future development, or otherwise, except as may be required by law.

Item 9.01	Financial Statement and Exhibits.

Exhibit No.	Description
2.01	Form of Agreement and Plan of Merger among Inspyr Therapeutics, Inc., Rebus Holdings, Inc., and Rebus Sub, Inc.
3.01(i)	Amended and Restated Certificate of Incorporation of Inspyr Therapeutics, Inc. effecting 1-for-75 Reverse Stock Split.
3.02(i)	Certificate of Merger between Inspyr Therapeutics, Inc. and Rebus Sub, Inc.
3.03(ii)	Amended and Restated Bylaws of Inspyr Therapeutics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 4, 2021

Inspyr Therapeutics, Inc.

By:	/s/ Raul Silvestre
Raul Silvestre Chief Executive Officer

INDEX OF EXHIBITS

Exhibit No.	Description
2.01	Form of Agreement and Plan of Merger among Inspyr Therapeutics, Inc., Rebus Holdings, Inc., and Rebus Sub, Inc.
3.01(i)	Amended and Restated Certificate of Incorporation of Inspyr Therapeutics, Inc. effecting 1-for-75 Reverse Stock Split.
3.02(i)	Certificate of Merger between Inspyr Therapeutics, Inc. and Rebus Sub, Inc.
3.03(ii)	Amended and Restated Bylaws of Inspyr Therapeutics, Inc.